UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2015

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

                      Nevada                                333-139773                      42-1767721

         (State or other jurisdiction)           (Commission File No.)           (I.R.S Employer

                     of incorporation                                                                    Identification No.)

                  3419 Virginia Beach Blvd., #252                    Virginia Beach, VA. 23452

  (Address of principal executive offices)                       (Zip Code)

                       Registrant's telephone number, including area code: 757-306-6090

                                            Global Enterprises Group, Inc.

                       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

Explanation on Non-Shell Status of the Company, Predictive Technology Group, Inc.

Rule 144, subpart (i), provides that exemption under the Rule is not available for share from an issuer which is currently or was at the time of issuance a shell Company at that term is defined in §230.405, or an asset-backed issuer, as defined in Item 1101(b) of Regulation AB §239.1101(b) of chapter 230 (The Securities Act of 1933).

The SEC deemed the Company registration statement effective February 2007, however, the Company’s first four quarterly reports incorrectly displayed “YES” option to the question “Indicate by check mark whether the registrant is a shell Company” (found on the first page of each 2007 quarterly and year-end reports).  This mistake was likely driven by a pre-2008 perception that “nominal” meant having less than $1 million in operations.  A shell company as defined in Rule 12b-2 of the Exchange Act requires a company to have  a) no or nominal operations; and b) No or nominal assets, assets consisting solely of cash and cash equivalents; or assets consisting of any amount of cash and cash equivalents and nominal other assets.

On December 6, 2007 the SEC published Release 33-8869 which clarified the scope of the Rule 144 safe harbor exemption to include companies with limited operating history, which otherwise could be viewed as shell companies.

“Rule 144(i)(1)(i) is not intended to capture a ‘Start-up Company,’ or, in other words, a company with a limited operating history, in the definition of a reporting or non-reporting shell company, as we believe that such a company does not meet the conditions of having  “no or nominal  operations” (See SEC release 33-8869, page 48, footnote 172; SEC Revisions to Rule 144 and 145 file S7-11-07, 2007).

Despite the Company’s limited non-cash assets in 2007, the Company was a start-up with a real business, business plan, marketing strategy, and a bona fide intent to grow.  The Company’s 2007 filings clear show that its business model was focused on the distribution of a new category of bathroom plumbing products through wholesale, specialty and retail outlets.  The Company had a physical office.  Like many start-ups, it was staffed by Company directors, who worked without compensation to preserver outgoing cash flow.  It planned to hire a sales force to expedite its penetration into targeted distribution channels.  The Company clearly engaged in activities that are, at a minimum, sufficient to manifest a strong commitment to developing a legitimate business, and therefore it does not meet the condition of having “no or nominal operations.” Upon review of the Company’s filings which included the 2007 quarterly and year end reports, it is evident that the Company is not and was not a “SHELL COMPANY”, and therefore it is eligible for the RULE 144 SAFE HARBOR exemption.  Noteworthy, the Company’s 2008 quarterly reports correctly displayed “NO” option to the question “Indicate by check mark whether the registrant is a shell Company” (found on the first page of each 2008 quarterly reports).

Therefore shareholders are not ineligible for legend removal under this provision.  SEC release 33-8869 was reviewed in comparison to all know facts of this Company, and such shares and standing of this Company are not impeded by any application or definition of this Company having been a “Shell” during the pertinent time period necessary where such term would be applicable.

The Company correct this mistaken and incorrectly displayed “YES” option to the question “Indicate by check mark whether the registrant is a shell Company”  with a four (4) amended quarterly and year-end reports transmitted on to the US SEC EDGAG Filing system on November 30, 2015 and December 1, 2015.

Thus, the Company has attached (below) all the public filings, as amended, for the 2007 operational year to further clarify the amendment on the mistake from “YES” to “NO” which supports the correctly reporting option  to this question “Indicate by check mark whether the registrant is a shell Company” throughout the 2008 reports as "NO."

REPORTS AMENDED BELOW:

Quarterly report-February 2007

Quaterly Report-May 2007

Year-End Report- August 2007

Quarterly Report- November 2007

==============================================================================================================================================================

                                    UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  FORM 10-QSB/A

                                (Amendment No. 1)

[ X ] Quarterly Report pursuant to Section 13 or 15(d) of the Securities

      Exchange Act of 1934

      For the period ended February 28, 2007

[    ]Transition Report pursuant to 13 or 15(d) of the Securities Exchange Act of 1934

      For the transition period           to

            Commission File Number   333-139773

                                   K-9 Concepts, Inc.

                  ___________________________________________________

                 Exact name of Small Business Issuer as specified in its

 charter)

             Nevada                                        Pending

_____________________________                   _____________________________

(State or other jurisdiction of                (IRS Employer Identification No.)

incorporation or organization)

6250 King's Lynn Street

Vancouver, British Columbia, Canada

V5S 4V5

________________________________________                  ____________________

(Address of principal executive offices)                  (Postal or Zip Code)

Issuer's telephone number, including area code:            604-618-2888

                                         N/A

         (Former name, former address and former fiscal year, if changed since last report)

Check  whether  the issuer (1) filed all reports required to be filed by Section

13 or 15(d) of the  Securities  Exchange  Act  of  1934  during the preceding 12 months  (or for such shorter period that the issuer was required  to  file  such reports),  and  (2) has been subject to such filing requirements for the past 90

days   Yes  [ X ]   No  [   ]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act).    Yes  [  ]   No  [X]

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 6,400,000 shares of common stock with par value of $0.001 per share outstanding as of April 16, 2007.

EXPLANATORY REASON FOR AMEMENDMENT:

The Company has never been a "Shell" status and the box was checked wrongly. The Box "NO" is now properly checked.

                               K-9 CONCEPTS, INC.

                         (A development stage Company)

                              FINANCIAL STATEMENTS

                               February 28, 2007

                             (Stated in US Dollars)

                                  (Unaudited)

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENTS OF CASH FLOWS

NOTES TO THE FINANCIAL STATEMENTS

K-9 CONCEPTS, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS


                                                                                 February 28,

August 31,

                                                                                         2007

      2006

                                    ASSETS                                        (Unaudited)            (Audited)

CURRENT ASSETS

               Cash                                                           $        15,965     $        16,826

               Other receivable                                                            96                  96

TOTAL ASSETS                                                                  $        16,061     $        16,922

Commitments and Contingencies (Note 1)

                             STOCKHOLDERS' EQUITY

               Common stock

               Authorized:

               75,000,000, par value $0.001 per share

               Issued and outstanding:

               6,400,000 common shares

               (August 31, 2006 - 6,400,000 common shares)                              6,400               6,400

               Additional paid in capital                                              25,600              22,600

               Deficit accumulated during the development stage                       (15,939)            (12,078)

TOTAL STOCKHOLDERS' EQUITY                                                    $        16,061     $        16,922

  The accompanying notes are an integral part of these financial statements.

K-9 CONCEPTS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

(UNAUDITED)


                          Three Months       Three Months     Six Months       Six Months       August 25, 2005

                          Ended              Ended            Ended            Ended

(Date of Inception)

                          February 28,       February 28,     February 28,     February 28, to February 28,

                          2007               2006             2007             2006                      2007

     EXPENSES

     Bank charges           $       44       $          -     $         87     $          -

$      311

     Filing and transfer           750                  -              750                -            750

      agent fees

     Management fees             1,500                  -            3,000                -          6,000

     Marketing                       -                  -                -                -          1,626

     Professional fees               -                  -                -                -          4,348

     Travel and entertainment       24                  -               24                -          2,904

Net loss                    $   (2,318)       $         -     $     (3,861)     $         -     $   (15,939)

BASIC AND DILUTED           $    (0.00)       $     (0.00)    $      (0.00)     $      (0.00)

 LOSS PER SHARE

WEIGHTED AVERAGE

 NUMBER OF SHARES            6,400,000                  -        6,400,000                -

 OUTSTANDING

  The accompanying notes are an integral part of these financial statements.

K-9 CONCEPTS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(UNAUDITED)


                                                      Six             Six

August 25, 2005

                                                      Months          Months            (Date of

                                                      Ended

      Ended

Inception) to

                                                      February

      February

February

                                                      28, 2007

      28, 2006

28, 2007

CASH FLOWS FROM OPERATING ACTIVITIES

        Net loss                                    $  (3,861)        $      -

   (15,939)

        Non-cash item:

          Donated services                               3,000               -                 6,000

        Changes in non-cash operating

        working capital item:

          Other receivable                                   -               -                   (96)

        Net cash used in operations                      (861)               -               (10,035)

CASH FLOWS FROM FINANCING ACTIVITIES

      Issuance of common shares                              -               -                26,000

    Net cash provided by financing                           -               -                26,000

    activities

NET INCREASE (DECREASE) IN CASH                           (861)              -                15,965

CASH, BEGINNING                                         16,826               -                     -

CASH, ENDING                                        $   15,965        $      -

   15,965

SUPPLEMENTAL CASH FLOW DISCLOSURE:

CASH PAID FOR:

        Interest                                    $        -        $      -

$          -

        Income taxes                                $        -        $      -

$          -

  The accompanying notes are an integral part of these financial statements.

K-9 CONCEPTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2007

(UNAUDITED)

NOTE 1.  NATURE AND CONTINUANCE OF OPERATIONS

       K-9 Concepts,  Inc.  ("the  Company")  was incorporated under the laws of

       State of Nevada on August 25, 2005. The  Company  is  in  the business of marketing  and  distribution  of showerhead and related accessories.  The

       Company  is considered to be a development  stage  company  and  has  not generated any significant revenues from operations.

       Going concern

       The accompanying  financial  statements  have  been prepared assuming the

       Company will continue as a going concern. As of  February  28,  2007, the

       Company has a working capital of $16,061, has not yet achieved profitable operations and has accumulated a deficit of $15,939 since inception.  Its ability  to  continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities  arising  from  normal  business operations when they come  due.  The outcome of these matters cannot  be  predicted  with  any certainty at  this time and raise substantial doubt that the Company will be able to continue as a going concern. These financial statements do not include any adjustments  to  the amounts and classification of assets and liabilities  that  may be necessary  should  the  Company  be  unable  to continue as a going  concern.  Management  believes  that the Company has adequate funds to carry on operations for the upcoming fiscal year.

       Unaudited Interim Financial Statements

       The  accompanying  unaudited  interim  financial  statements   have  been

       prepared  in  accordance with United States generally accepted accounting principles for interim financial information and with the instructions to

       Form 10-QSB of  Regulation  S-B. They may not include all information and

       footnotes  required  by  United   States  generally  accepted  accounting

       principles  for  complete  financial  statements.   However,   except  as

       disclosed  herein,  there has been no material changes in the information disclosed in the notes  to  the  financial  statements for the year ended

       August  31,  2006  included in the Company's Form  SB-2  filed  with  the

       Securities  and Exchange  Commission.  The  interim  unaudited  financial statements should  be read in conjunction with those financial statements included in the Form  SB-2. In the opinion of Management, all adjustments considered necessary for a fair presentation, consisting solely of normal recurring adjustments,  have  been  made.  Operating  results for the six months  ended  February  28, 2007 are not necessarily indicative  of  the results that may be expected for the year ending August 31, 2007.

NOTE 2. RELATED PARTY TRANSACTIONS

      The Company recognized donated  services  by  directors of the Company for management fees, valued at $500 per month, totaling  $3,000  for  the  six months  ended to February 28, 2007 ($Nil for the six months ended February

      28, 2006).  These  transactions were recorded at the exchange amount which is the amount agreed to by the related parties.

NOTE 3.  INCOME TAXES

      At February 28, 2007,   the   Company   has accumulated non-capital losses

      totaling  $15,939, which are available  to   reduce   taxable   income  in

      future   taxation    years.   These  losses  expire  beginning  2026.  The

      potential  benefit of those losses, if any, has not been recorded  in  the financial statements as these losses are not likely to be realized.

FORWARD-LOOKING STATEMENTS

This Form 10-QSB includes "forward-looking statements" within the meaning of the

"safe-harbor" provisions of the Private Securities Litigation Reform Act of

1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

All statements other than historical facts included in this Form, including without limitation, statements under "Plan of Operation", regarding our financial position, business strategy, and plans and objectives of management for the future operations, are forward-looking statements.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from our expectations include, but are not limited to,

market conditions, competition and the ability to successfully complete financing.

ITEM 2. PLAN OF OPERATION

The success of our business plan depends on the strength of national and local new residential construction, home improvement and remodelling markets.  Future downturns in new residential construction and home improvement activity may result in intense price competition among building materials suppliers, which may adversely affect our intended business.

The building products distribution industry is subject to cyclical market pressures and most impacted by changes in the demand for new homes and in general economic conditions that impact the level of home improvements. Our business success depends on anticipating changes in consumer preferences and on successful new product and process development and product re-launches in response to such changes. Consumer preferences for our products shift due to a variety of factors that affect discretionary spending, including changes in demographic and social trends and downturn in general economic conditions.

The building materials distribution industry is extremely fragmented and competitive.  Our competition varies by product line, customer classification and geographic market.  The principal competitive factors in our industry are pricing and availability of product, service and delivery capabilities, ability to assist with problem-solving, customer relationships, geographic coverage and breadth of product offerings.  We compete with many local, regional and national building materials distributors and dealers.

Separate showers and baths have also become de rigueur in many households and increasingly a major component in the Personal Healthcare industry segment.

Showers have morphed into vertical spas and the use of multiple shower heads is also growing in popularity, often with multiple sprays for each head.

We are positioning ourselves to take advantage of current market and industry trends for the Personal Healthcare segment; including an increased emphasis on a personal health care lifestyle and an increased emphasis on spending time at home or "cocooning". Consumers in this industry segment wish to remain active and seek personal health care products to maintain a high quality of life. These

"baby boomers" typically have more discretionary income, which are more likely spent on home remodelling projects (including projects to improve their pools and spas).

We intend to develop our retail network by initially focusing our marketing efforts on larger chain stores that sell various types of shower heads, such as

Home Depot.  These businesses sell more shower heads, have a greater budget for in-stock inventory and tend to purchase a more diverse assortment of shower heads.

In 2007, we anticipate expanding our retail network to include small to medium size retail businesses whose businesses focus is limited to the sale of bathroom accessories.  Any relationship we arrange with retailers for the wholesale distribution of our shower heads will be non-exclusive.  Accordingly, we will compete with other shower head vendors for positioning of our products in retail space.

Even if we are able to receive an order commitment, some larger chains will only pay cash on delivery and will not advance deposits against orders. Such a policy may place a financial burden on us and, as a result, we may not be able to deliver the order. Other retailers may only pay us 30 or 60 days after delivery,

creating an additional financial burden.

We intend to retain one full-time sales person in the next six months, as well as an additional full-time sales person in the six months thereafter.  These individuals will be independent contractors compensated solely in the form of commission based upon sales they arrange. We expect to pay each sales person 12%

to 15% of the net profit we realize from such sales.

We therefore expect to incur the following costs in the next 12 months in connection with our business operations:

Marketing costs:                            $20,000

General administrative costs:               $10,000

Total:                                      $30,000

In addition, we anticipate spending an additional $10,000 on administrative fees.  Total expenditures over the next 12 months are therefore expected to be

$40,000.

While we have sufficient funds on hand to commence business operations, our cash reserves are not sufficient to meet our obligations for the next twelve-month period. As a result, we will need to seek additional funding in the near future.

We currently do not have a specific plan of how we will obtain such funding;

however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock.

We may also seek to obtain short-term loans from our directors, although no such arrangement has been made. At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future equity financing.

If we are unable to raise the required financing, we will be delayed in conducting our business plan.

Our ability to generate sufficient cash to support our operations will be based upon our sales staff's ability to generate bamboo flooring sales.  We expect to accomplish this by securing a significant number of agreements with large and small retailers and by retaining suitable salespersons with experience in the retail sales sector.

RESULTS OF OPERATIONS FOR PERIOD ENDING FEBRUARY 28, 2007

We did not earn any revenues in the six-month period ended February 28, 2007.

During the same period, we incurred operating expenses of $3,861 consisting of donated management fees of $3,000, filing and transfer agent fees of $750,

travel and promotion costs of $24, and bank charges of $87.

At February 28, 2007, we had assets of $16,061 consisting of $15,965 in cash and

$96 in other receivables.  We did not have any liabilities as of February 28,

2007.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

ITEM 3. CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS

We evaluated the effectiveness of our disclosure controls and procedures as of

February 28, 2007.  This evaluation was conducted by Albert Au, our chief executive officer and Jeanne Mok, our principal accounting officer.

Disclosure controls are controls and other procedures that are designed to ensure that information that we are required to disclose in the reports we file pursuant to the Securities Exchange Act of 1934 is recorded, processed,

summarized and reported.

LIMITATIONS ON THE EFFECTIVE OF CONTROLS

Our management does not expect that our disclosure controls or our internal controls over financial reporting will prevent all error and fraud.  A control system, no matter how well conceived and operated, can provide only reasonable,

but no absolute, assurance that the objectives of a control system are met.

Further, any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs.  These limitations also include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake.  Additionally,

controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by management override of a control.  A design of a control system is also based upon certain assumptions about potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate.  Because of the inherent limitations in a cost-

effective control system, misstatements due to error or fraud may occur and may not be detected.

CONCLUSIONS

Based upon their evaluation of our controls, Albert Au, our chief executive officer and Jeanne Mok, our principal accounting officer, have concluded that,

subject to the limitations noted above, the disclosure controls are effective providing reasonable assurance that material information relating to us is made known to management on a timely basis during the period when our reports are being prepared.  There were no changes in our internal controls that occurred during the quarter covered by this report that have materially affected, or are reasonably likely to materially affect our internal controls.

          PART II- OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding.Management is not aware of any threatened litigation, claims or assessments.

ITEM 2. CHANGES IN SECURITIES

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS AND REPORT ON FORM 8-K

 31.1     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

 31.2     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 32.1     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 32.2     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

We did not file any current reports on Form 8-K during the period.

          SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 16, 2007

K-9 Concepts, Inc.

/s/ Albert Au

------------------------------

Albert Au, President

=============================================================

AMENDMENT SIGNATURE

Resubmitted: December 1, 2015

Now Called Predictive Technology Group, Inc. (f.k.a Global Enterprises Group, Inc.)(f.k.a Global Housing Group, Inc.)

In accordance with the requirements of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: Merle Ferguson

/s/ Merle Ferguson

Chairman

December 1, 2015

=======================================================================================================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  FORM 10-QSB/A

                                (Amendment No.1)

[ X ] Quarterly  Report  pursuant  to  Section  13  or  15(d) of the Securities

      Exchange Act of 1934

      For the period ended May 31, 2007

[   ] Transition Report pursuant to 13 or 15(d) of the Securities Exchange  Act of 1934

      For the transition period           to

            Commission File Number   333-139773

                               K-9 Concepts, Inc.

              ___________________________________________________

       (Exact name of Small Business Issuer as specified in its charter)

         Nevada                                        Pending

(State or other jurisdiction of               (IRS Employer Identification No.)

incorporation or organization)

6250 King's Lynn Street

Vancouver, British Columbia, Canada                  V5S 4V5

(Address of principal executive offices)       (Postal or Zip Code)

Issuer's telephone number, including area code:      604-618-2888

                                      N/A

    (Former name, former address and former fiscal year, if changed since last report)

Check whether  the issuer (1) filed all reports required to be filed by Section

13 or 15(d) of the  Securities  Exchange Act  of  1934  during the preceding 12 months  (or for such shorter period that the issuer was required  to file  such reports),  and (2) has been subject to such filing requirements for the past 90 days

Yes  [ X ]   No  [   ]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act).

Yes  []   No  [  X ]

State  the  number  of  shares  outstanding  of each of the issuer's classes of common  stock, as  of  the latest  practicable date: 6,400,000 shares of common stock with par value of $0.001 per share outstanding as of July 16, 2007.

EXPLANATORY REASON FOR AMEMENDMENT:

The Company has never been a "Shell" status and the box was checked wrongly. The Box "NO" is now properly checked.


                               K-9 CONCEPTS, INC.

                         (A development stage Company)

                              FINANCIAL STATEMENTS

                                  May 31, 2007

BALANCE SHEETS

STATEMENT OF OPERATIONS

STATEMENT OF CASH FLOWS

NOTES TO THE FINANCIAL STATEMENTS





K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

BALANCE SHEET

(EXPRESSED IN US DOLLARS)


                                                   May 31,        August

                                                      2007      31, 2006

                       ASSETS                  (Unaudited)     (Audited)

CURRENT ASSETS

     Cash

        $    8,945   $    16,826

     Account receivable                               96            96

Total Assets                                       9,041        16,922

                  STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY

    Common stock(Note 3)

      Authorized

        75,000,000, par value $0.001 per share

      Issued and outstanding:

        6,400,000 common shares

    (August 31, 2006 - 6,400,000 common shares       6,400

    6,400

    Additional paid in capital                      27,100        22,600

    Deficit accumulated during the

    development stage                             (24,459)      (12,078)

TOTAL STOCKHOLDERS' EQUITY                           9,041        16,922

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $    9,041   $    16,922

  The accompanying notes are an integral part of these financial statements.





K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF OPERATIONS

(EXPRESSED IN US DOLLARS)

(UNAUDITED)


                         Three      Three     Nine        Nine       August 25,

                        Months     Months   Months      Months       2005 (Date

                         Ended      Ended    Ended       Ended    of Inception)

                       May 31,    May 31,   May 31      May 31       to May 31,

                          2007       2006     2007        2006             2007



Bank charges        $       20    $    18 $    107     $    80 $            331

Filing and transfer

agent fees               5,000          -    5,750           -            5,750

Management fees          1,500      1,500    4,500       1,500            7,500

Marketing                    -          -                1,626            1,626

Professional fees        2,000          -    2,000           -            6,348

Travel and entertainment     -          -       24         240            2,904

Loss for the period $    (8,520)  $ 1,518 $(12,381)    $ 3,446 $         24,459

BASIC AND DILUTED

LOSS PER SHARE      $     (0.00)  $(0.00) $  (0.00)    $(0.00)

WEIGHTED AVERAGE NUMBER OF

SHARES OUTSTANDING    6,400,000 6,271,111 6,400,000  4,739,927

  The accompanying notes are an integral part of these financial statements.





K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF CASH FLOWS

(EXPRESSED IN US DOLLARS)

(UNAUDITED)


                                            Nine      Nine

                                          Months    Months

                                           Ended     Ended     August 25, 2005

                                         May 31,   May 31, (Date of Inception)

                                            2007      2006        May 31, 2007


CASH FLOWS FROM

OPERATING

ACTIVITIES

Net loss                              $ (12,381)   $     -   $        (24,459)

 Non-cash item:

  Donated services                        4,500          -              7,500

  Changes in non-cash

  operating working

  capital item:

  Other receivable                             -         -                (96)

Net cash (used in)

operating activiites                     (7,881)         -            (17,055)

Cash Flows From Financing

Activities

 Issuance of common

 shares                                        -         -              26,000

 Net  cash  provided by

 financing activities                          -         -              26,000

Increase (decrease) in

Cash                                     (7,881)         -               8,945

Cash, Beginning                           16,826         -                   -

Cash, Ending                          $    8,945   $     -        $      8,945

SUPPLEMENTAL DISCLOSURE OF CASH FLOW

INFORMATION:

CASH PAID DURING THE PERIOD FOR:

 Interest                             $       -   $      -        $          -

 Income taxes                         $       -   $      -        $          -



  The accompanying notes are an integral part of these financial statements.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

(EXPRESSED IN US DOLLARS)

(UNAUDITED)

     NOTE 1.  BASIS OF PRESENTATION

     Unaudited Interim Financial Statements

     The  accompanying  unaudited  interim  financial  statements   have  been

     prepared in accordance with United States generally  accepted  accounting principles for interim financial  information and  with  the instructions pertaining to Form  10-QSB  of  Regulation S-B.  They may not include all information  and  footnotes required by  United States generally accepted accounting principles for complete financial statements.  HOwever, except as  disclosed  herein,  there  have  been  no  material  changes  in  the information  disclosed  in  the notes to the financial statements for the year  ended  August 31, 2006, included in the Company's Form 10-KSB filed with the Securities  and  Exchange  Commission.  These  unaudited interim financial statements should be  read  in  conjunction  with  the  audited financial  statements  included  in  the  Form 10-KSB.  In the opinion of

     Management, all adjustments, considered necessary  for fair presentation,

     consisting  solely  of normal  recurring  adjustments,  have  been  made.

     Operating  results  for nin months ended May 31, 2007 are not necessarily indicative  of the  results  that  may  be  expected  for the year ending

     August 31, 2007

     Going Concern

     The accompanying financial  statements  have been  prepared assuming  the

     Company will continue as a  going  concern.   As  of  May 31,  2007,  the

     Company  has a working capital of $9,041, has not yet acheived profitable operations and has accumulated a deficite of $24,459 since inception. Its ability to  continue  as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and pay its  liabilities  arising  from  normal business operations when they come  due.  The  outcome  of  these  matters cannot be predicted with any certainty at this time and raise substantial doubt  that the Company will be able to continue as a going  concern.  These  financial  statements do not include any adjustments  to  the amounts and classification of assets and  liabilities a that may be  necessary should the Company be unable to contintue as  a going concern.  Management  believes that the Company has adequate funds to carry on operations for the upcoming fiscal year.

     NOTE 2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     These  financial  statements  have  been  prepared  in  accordance   with

     generally  accepted accounting principles in the United States of America

     ("US GAAP").

     USE OF ESTIMATES

     The preparation  of  financial  statements  in  conformity  with  US GAAP requires  management  to  make  estimates and assumptions that affect the reported amounts of assets and liabilities  and  disclosure of contingent assets and liabilities at the dates of the financial  statements  and the reported  amounts  of revenues and expenses during the reporting periods.

     Actual results could differ from these estimates.

     ORGANIZATIONAL AND START-UP COSTS

     Costs  of  start-up  activities,   including  organizational  costs,  are

     expensed as incurred


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

(EXPRESSED IN US DOLLARS)

(UNAUDITED)

     NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     DEVELOPMENT STAGE COMPANY

     The Company is in the development stage. Since its formation, the Company has not yet realized any revenues from its planned operations.

     FOREIGN CURRENCY TRANSLATION

     The  reporting  currency of the Company  is  the  United  States  Dollar;

     functional currency  of  the  Company is the U.S. Dollar. The accounts of other currencies are translated into US Dollars on the following basis:

     Monetary assets and liabilities  are  translated  at  the current rate of exchange.

     The  weighted average exchange rate for the period is used  to  translate revenue,  expenses,  and  gains or losses from the functional currency to the reporting currency.

     The gain or loss on the foreign currency financial statements is reported as a separate component of stockholders' equity and not recognized in net income.  Gains or losses on remeasurement from the recording currency are recognized in current net income.

     Gains or losses from foreign  currency  transactions  are  recognized  in current net income.

     Fixed  assets  are  measured at historical exchange rates that existed at the time of the transaction.

     Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.

     The effect of exchange  rate  changes on cash balances is reported in the statement  of cash flows as a separate  part  of  the  reconciliation  of change in cash and cash equivalents during the period.

     FINANCIAL INSTRUMENTS

     As defined in  Financial Accounting Standards Board ("FASB") No. 107, the

     company estimates  whether  the  fair  value of all financial instruments differ materially from the aggregate carrying  values  of  its  financial instruments recorded in the accompanying balance sheet, which need  to be disclosed.  The estimated fair values of amounts have been determined  by the Company using  available market information and appropriate valuation methodologies.  Considerable  judgment is required in interpreting market data  to  develop  the estimates of  fair  value,  and  accordingly,  the estimates are not necessarily  indicative of the amounts that the Company could realize in a current market exchange.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

(EXPRESSED IN US DOLLARS)

(UNAUDITED)

     NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     FINANCIAL INSTRUMENTS (CONT'D)

     The company's financial instruments  consist of cash and accounts payable and  accrued liabilities.  Unless otherwise  noted,  it  is  management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair value of these financial instruments approximate their carrying values.

     INCOME TAXES

     The Company  has  adopted  Statements  of  Financial Accounting Standards

     ("SFAS") No. 109 - "Accounting for Income Taxes".  SFAS  No. 109 requires the use of the asset and liability method of accounting of  income taxes.

     Under the asset and liability method of SFAS No. 109, deferred tax assets

     and   liabilities   are   recognized  for  the  future  tax  consequences

     attributable to temporary differences  between  the  financial statements carrying amounts of existing assets and liabilities and  their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

     LOSS PER SHARE

     In  accordance with SFAS No. 128 - "Earnings Per Share", the  basic  loss per common  share  is  computed  by dividing net loss available to common stockholders by the weighted average number of common shares outstanding.

     Diluted  loss per common share is computed  similar  to  basic  loss  per common share  except  that  the  denominator  is increased to include the number of additional common shares that would have  been  outstanding  if the  potential common shares had been issued and if the additional common shares  were dilutive. At May 31, 2007, the Company had no dilutive stock equivalents, accordingly diluted loss per share has not been presented.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

(EXPRESSED IN US DOLLARS)

(UNAUDITED)

     NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     STOCK-BASED COMPENSATION

     The Company  accounts  for  equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with

     SFAS No. 123 and the conclusions  reached  by  the  Emerging  Issues Task

     Force  ("EITF") in Issue No. 96-18 ("EITF 96-18"). Costs are measured  at the estimated  fair  market  value  of  the consideration received or the estimated fair value of the equity instruments  issued, whichever is more

     reliably  measurable.  The  value  of  equity  instruments   issued   for

     consideration  other than employee services is determined on the earliest of a performance  commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

     The Company has also  adopted  the  provisions of the FASB Interpretation

     No.44, Accounting for Certain Transactions Involving Stock Compensation -

     An Interpretation of Accounting Principals  Board  ("APB") Opinion No. 25

     ("FIN 44"), which provides guidance as to certain applications of APB 25.

     The Company has not adopted a stock option plan and  has  not granted any stock options. Accordingly, no stock-based compensation has been recorded to date.

     NOTE 3.COMMON STOCK

     In October 2005, the Company subscribed 2,000,000 shares of  common stock at a price of @0.001 per share for total proceeds of $2,000.

     In November 2005, the Company subscribed 4,000,000 shares of common stock at a price of $0.001 per share for total proceeds of $4,000.

     In March 2006, the Company subscribed 400,000 shares of common stock at a price of $0.05 per share for total proceeds of $20,000.

     The  total number of common authorized that may be issued by the  Company is 75,000,000 shares of common stock with a par value of one-tenth of one cent ($0.001) per share. No other class of shares is authorized.

     During  the  period  from August 25, 2005 (inception) to August 31, 2006,

     the Company subscribed 6,400,000 common shares for total cash proceeds of

     $26,000.

     At May 31, 2007, there were no outstanding stock options or warrants.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

(EXPRESSED IN US DOLLARS)

      (UNAUDITED)

     NOTE 3.COMMON STOCK (CONT'D)

     COMMON SHARES

     The common shares of the Company are all of the same class.

     ADDITIONAL PAID-IN CAPITAL

     The excess of proceeds  received for shares of common stock over their par value of $0.001, less share issue costs, is credited to additional paid-in capital.

     NOTE 4.   RELATED PARTY TRANSACTIONS

     The Company recognized donated  services  by  directors of the Company for

     2007management fees, valued at $500 per month,  totaling  $4,500  for  the period  from  September  1, 2006 to May 31, 2007 and $3,000 for the period from March 1, 2006 to August  31,  2006.  These transactions were recorded at  the exchange amount which is the  amount  agreed  to  by  the  related parties.

     NOTE 5.  INCOME TAXES

     At May 31, 2007,  the  Company  has accumulated non-capital losses totaling  $24,459, which are available  to  reduce  taxable  income  in

     future  taxation   years.  These losses expire beginning 2027.  The

     potential benefit of those losses, if any, has not been recorded in the financial statements as these losses are not likely to be realized.


FORWARD-LOOKING STATEMENTS

This Form 10-QSB includes "forward-looking statements" within the meaning of the"safe-harbor" provisions of the Private Securities Litigation Reform Act of

1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

All statements other than historical facts included in this Form, including without limitation, statements under "Plan of Operation", regarding our financial position, business strategy, and plans and objectives of management for the future operations, are forward-looking statements.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from our expectations include, but are not limited to,

market conditions, competition and the ability to successfully complete financing.

ITEM 2. PLAN OF OPERATION

The success of our business plan depends heavily on the strength of national and local new residential construction, home improvement and remodelling markets. Future downturns in new residential construction and home improvement activity may result in intense price competition among building materials suppliers, which may adversely affect our intended business.

The building products distribution industry is subject to cyclical market pressures and most impacted by changes in the demand for new homes and in general economic conditions that impact the level of home improvements. Our business success depends on anticipating changes in consumer preferences and on successful new product and process development and product re-launches in response to such changes. Consumer preferences for our products shift due to a variety of factors that affect discretionary spending, including changes in demographic and social trends and downturn in general economic conditions.

The building materials distribution industry is extremely fragmented and competitive.  Our competition varies by product line, customer classification and geographic market.  The principal competitive factors in our industry are pricing and availability of product, service and delivery capabilities, ability to assist with problem-solving, customer relationships, geographic coverage and breadth of product offerings.  We compete with many local, regional and national building materials distributors and dealers.

Separate showers and baths have also become de rigueur in many households and increasingly a major component in the Personal Healthcare industry segment.

Showers have morphed into vertical spas and the use of multiple shower heads is also growing in popularity, often with multiple sprays for each head.

We are positioning ourselves to take advantage of current market and industry trends for the Personal Healthcare segment; including an increased emphasis on a personal health care lifestyle and an increased emphasis on spending time at home or "cocooning". Consumers in this industry segment wish to remain active and seek personal health care products to maintain a high quality of life.

These "baby boomers" typically have more discretionary income, which are more likely spent on home remodelling projects (including projects to improve their pools and spas).

We intend to develop our retail network by initially focusing our marketing efforts on larger chain stores that sell various types of shower heads, such as

Home Depot.  These businesses sell more shower heads, have a greater budget for in-stock inventory and tend to purchase a more diverse assortment of shower heads. In 2007, we anticipate expanding our retail network to include small to medium size retail businesses whose businesses focus is limited to the sale of bathroom accessories.  Any relationship we arrange with retailers for the wholesale distribution of our shower heads will be non-exclusive.  Accordingly,

we will compete with other shower head vendors for positioning of our products in retail space.

Even if we are able to receive an order commitment, some larger chains will only pay cash on delivery and will not advance deposits against orders. Such a policy may place a financial burden on us and, as a result, we may not be able to deliver the order. Other retailers may only pay us 30 or 60 days after delivery, creating an additional financial burden.

We intend to retain one full-time sales person in the next six months, as well as an additional full-time sales person in the six months thereafter.  These individuals will be independent contractors compensated solely in the form of commission based upon bamboo flooring sales they arrange. We expect to pay each sales person 12% to 15% of the net profit we realize from such sales.

We therefore expect to incur the following costs in the next 12 months in connection with our business operations:

Marketing costs:                            $20,000

General administrative costs:               $10,000

Total:                                      $30,000

In addition, we anticipate spending an additional $10,000 on administrative fees.  Total expenditures over the next 12 months are therefore expected to be

$40,000.

While we have sufficient funds on hand to commence business operations, our cash reserves are not sufficient to meet our obligations for the next twelve-

month period. As a result, we will need to seek additional funding in the near future. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock.

We may also seek to obtain short-term loans from our directors, although no such arrangement has been made. At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future equity financing.

If we are unable to raise the required financing, we will be delayed in conducting our business plan.

Our ability to generate sufficient cash to support our operations will be based upon our sales staff's ability to generate bamboo flooring sales.  We expect to accomplish this by securing a significant number of agreements with large and small retailers and by retaining suitable salespersons with experience in the retail sales sector.

RESULTS OF OPERATIONS FOR PERIOD ENDING MAY 31, 2007

We did not earn any revenues in the nine-month period ended May 31, 2007.

During the same period, we incurred operating expenses of $12,381 consisting of management fees of $4,500, filing and transfer agent fees of $5,750,

professional fees of $2,000, travel and promotion costs of $24, and bank charges of $107.


At May 31, 2007, we had assets of $9,041 consisting of $8,945 in cash and $96 in accounts receivable.  We did not have any liabilities as of May 31, 2007.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

ITEM 3 CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS

We evaluated  the  effectiveness of our disclosure controls and procedures as of May 31, 2007.  This  evaluation  was conducted by Albert Au, our chief executive officer and Jeanne Mok, our principal accounting officer.

Disclosure controls are controls and  other  procedures  that  are  designed to ensure  that information that we are required to disclose in the reports we file pursuant  to  the  Securities  Exchange  Act  of  1934  is  recorded,

processed, summarized and reported.

LIMITATIONS ON THE EFFECTIVE OF CONTROLS

Our  management  does  not expect that our disclosure controls or  our internal controls over financial  reporting  will prevent all error and fraud.

A control system, no matter how well conceived  and operated, can provide only reasonable, but no absolute, assurance that the objectives  of  a  control system  are met. Further,  any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs.  These limitations also include  the  realities that judgments in decision-making can be faulty and that breakdowns can occur because of  simple error or mistake.  Additionally, controls  can  be  circumvented  by the individual  acts  of  some  persons,  by collusion of two or more people or by  management  override  of  a  control.  A design  of  a  control  system  is also  based  upon  certain assumptions about potential future conditions; over time, controls may become  inadequate  because of  changes  in  conditions,

or  the  degree of compliance with the policies or procedures may deteriorate.

Because of  the  inherent  limitations  in  a cost- effective control system,

misstatements due to error or fraud may occur and  may not be detected.

CONCLUSIONS

Based  upon  their  evaluation  of  our controls, Albert Au, our chief executive officer and Jeanne Mok, our principal  accounting  officer, have concluded that, subject to the limitations noted above, the disclosure controls  are  effective providing reasonable assurance that material information relating to us  is made known  to  management  on  a timely basis during the period when our reports are being prepared.  There were  no changes in our internal controls that occurred during the quarter covered by this report that  have materially affected, or are reasonably likely to materially affect our internal controls.

PART II- OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding.  Management is not aware of any threatened litigation, claims or assessments.

ITEM 2. CHANGES IN SECURITIES

None.


ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS AND REPORT ON FORM 8-K

 31.1       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

 31.2       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 32.1       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 32.2       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

We did not file any current reports on Form 8-K during the period.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 16, 2007

K-9 Concepts, Inc.

/s/ Albert Au

------------------------------

Albert Au, President

=============================================================

AMENDMENT SIGNATURE

Resubmitted: December 1, 2015

Now Called Predictive Technology Group, Inc. (f.k.a Global Enterprises Group, Inc.)(f.k.a Global Housing Group, Inc.)

In accordance with the requirements of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: Merle Ferguson

/s/ Merle Ferguson

Chairman

December 1, 2015

=======================================================================================================================================================================

                                UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 10-KSB/A

                               (Amendment No. 1)

      [ X ]       ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended August 31, 2007

      [   ]       TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

     For the transition period from _________________ to __________________

                       Commission file number: 333-139773

                               K-9 CONCEPTS, INC.

                 (Name of small business issuer in its charter)

             Nevada                          Applied For

 (State or other jurisdiction of (I.R.S. Employer Identification No.)

 Incorporation or organization)

                   RM0933, 9/F., Block C, Harbourfront Horizon

                         Hung Hom Bay, 8 Hung Luen Road

                                Kowloon, Hong Kong

                    (Address of principal executive offices)

                                 (852) 6622-3666

                           Issuer's telephone number

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class                  Name of each exchange on which

            to be so registered                  each class is to be registered

            None                                 None

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock

                                (Title of Class)

Check whether the Issuer (1) filed all reports required to be filed by Section

13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and

(2) has been subject to such filing requirements for the past 90 days.

               Yes      X                               No _____

Check if there is no disclosure of delinquent filers in response to Item 405 of

Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form

10-KSB or any amendment to this Form 10-KSB.

               Yes      X                               No _____


Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act).

               Yes                                    No [ X ]

State issuer's revenues for its most recent fiscal year:  Nil

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days.  (See definition of affiliate in

Rule 12b-2 of the Exchange Act.)

$1,600,000 as at November 16, 2007 based on the average bid price of our common stock

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

            6,400,000 shares of common stock as at November 16, 2007


EXPLANATORY REASON FOR AMEMENDMENT:

The Company has never been a "Shell" status and the box was checked wrongly. The Box "NO" is now properly checked.

                               TABLE OF CONTENTS

ITEM 8: CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND


PART I

ITEM 1:  DESCRIPTION OF BUSINESS

IN GENERAL

We  have  commenced  operations  as a distributor of Vitamin C shower heads and related  accessories in both the mass wholesale and  retail  market  throughout

North America. However, there is no assurance that our current business model is commercially  and  economically  viable.  Further  marketing of the product in a broader distribution network will be required before  a  final  evaluation as to the economic feasibility of the Company's business model is determined.

Economic feasibility  refers  to  the  ability  of an enterprise to conduct its business operations in a profitable and cash-flow positive manner.

The Vitamin C shower head, a product designed by Everise Water Technology Ltd.,

a Hong Kong company, contains a small canister that releases a Vitamin C solution during operation that neutralizes chlorine and chloramines contained in the water. We are engaged in the marketing and distribution of Vitamin C shower heads and related accessories to the general public throughout North

America. We are engaged in a marketing and sales distribution agreement with our supplier, Everise Water Technology Ltd. for the sales and distribution of

Vitamin C shower heads and related accessories in North America.

We are also continuing to review other potential acquisitions  of and sales and

distribution   arrangements  with  companies involved  in  the wholesale  and

manufacturing sectors.   We  are  currently  in  the process  of completing due

diligence  investigations of various opportunities in the leisure footwear  and biotechnology sectors.

We will rely  upon the stability of the North American retail sales market, and specifically continued growth in the personal healthcare sector, for the

success of our business plan.   Future  downturns in consumer sentiment and

spending and in home improvement activity may  result  in  intense  price competition  among suppliers  in  the  showerhead  segment, which may adversely affect our intended business.

Our  plan  of  operation is to enter into distribution agreements  with  mass merchandisers and home centers, providing for the sale of our Vitamin C shower head. We intend to develop  our distribution  network by initially focusing our marketing efforts on larger chain stores that sell various types of shower heads and vitamin supplements, such as Wal-Mart, Target,  Home  Depot,  Lowe's and Bed Bath  &  Beyond.  These  businesses  sell more products in our targeted market segment, have a greater budget for in-stock  inventory  and  tend  to purchase a more diverse assortment of showerhead products and related accessories. In 2008, we  anticipate  expanding  our retail  network to include small to medium  size retail businesses whose businesses focus  is  limited  to

the sale of bathroom accessories.   Any relationship we arrange with retailers

for the  wholesale distribution  of  our  flooring  will be non-exclusive.

Accordingly,  we  will compete with other showerhead product vendors for positioning of our products in retail space.

To date, we have primarily been involved  in organizational activities and the initial marketing of Vitamin C shower heads and related accessories.  We intend to  retain  one  full-time  sales  person in the next six months, as well as an

additional  full-time  sales  person  in  the  six  months  thereafter.   These

individuals will be independent contractors compensated  solely in the form of commission  based  upon  shower heads sales they arrange. We expect to pay each sales person 12% to 15% of the net profit we realize from such sales.

Even if we are able to receive order commitment from larger clients, some larger chains will only pay cash  on  delivery  and  will  not advance deposits against orders. Such a policy may place a financial burden on us and, as a result, we may not be able to deliver the order. Other retailers may only pay us  30 or 60 days after delivery, creating an additional financial burden.

Although  the  shower head and related accessories market is mature in North

America, our Vitamin C shower head product line might not gain acceptance in the North American market.

SHOWERHEAD MARKET

Separate showers and baths have become common in many North American households. Showers have transformed into vertical spas, delivering hydro massage through a series of whirlpool jets arranged vertically in a shower-like enclosure, where water is propelled through the air, rather than through the water as in a traditional whirlpool.

Shower components are often set on telescoping arms that are easily adjusted to accommodate users of different heights or to direct the jets to different parts of the body. Control valves have also become more sophisticated to meet the demands of multiple shower heads, including separate controls to adjust the thermostat and the volume.

Steam shower rooms are also gaining in popularity. They are usually self-

enclosed units that function as a regular shower but also use a humidifying steam generator to produce a warm aura of relaxing water vapor.

We believe that we can take advantage of personal health care trends by providing a product to North Americans that will address their concerns regarding the quality and safety of the tap water that they use for showering.

AGREEMENT WITH OUR SUPPLIER

The Vitamin C shower head and related accessory  products  were  developed  and manufactured  by Everise Water Technology Ltd. ("Everise"), a private Hong Kong

based company.    We are in the business of marketing and distributing items to the general public.

By a Marketing and Sales Distribution Agreement dated January 15, 2006, Everise has agreed to supply Vitamin C shower head and related accessories to us on a non-exclusive basis and to fulfill our written purchase orders for these products in a timely manner.  Upon placing an order, we are required to prepay

Everise for 50% of the wholesale purchase price of the products that we order.

Upon shipping, we are required to pay Everise the balance of the purchase order price.  We are responsible for all shipping costs.

Everise's products consist of various shower heads made of hard white plastic or chrome.  The shower heads also come with regular or massage components.

Shower head unit wholesale prices range from $42 to $63 each.  As well, Everise will supply us with Vitamin C cartridges to be inserted into each shower head.

Cartridges can be purchased as unscented or with one of three designer scents:

sandalwood, lavender or geranium.  The wholesale cost of an unscented cartridge is $4.50.  For a scented cartridge, the wholesale price is $6.30.

Everise may change the price of any of its products that it supplies to us upon written notice.  Either party may terminate the agreement upon 60 day's written notice.

Everise's Vitamin C shower head system is an ISO 9001 certified product.  While the shower head is in operation, it releases a proprietary, granulated vitamin

C based compound that neutralizes all chlorine or chloramine into the water stream.  When the water is shut off, the Vitamin C cartridge stops releasing this compound.

SALES AND MARKETING STRATEGY

We intend to rely on sales representatives to market our shower heads and accessories.  Initially, this marketing will be conducted by our directors:

Albert Au and Jeanne Mok.  Eventually, we will sell our products using a combination of sales representatives and distributors.  This will provide a broad distribution network that allows us to efficiently distribute our products across a number of distribution channels to reach a greater number of consumers and distributors.

Our products will be primarily marketed to consumers through mass merchandisers and home centers such as Wal-Mart, Target, Home Depot, Lowe's and Bed Bath &

Beyond.  These distributors and stores will be asked to sell our products to consumers.  We will provide them with shower head inventory at wholesale prices. They will then sell them to consumers at retail prices.  To date, we have not made arrangements with any retailers to sell the shower head products that we intend to distribute.

COMPLIANCE WITH GOVERNMENT REGULATION

We do not believe  that government regulation will have a material impact on the way we conduct our business.

EMPLOYEES

We have no employees as of the date of this annual report other than our two directors.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have not incurred any other research or development expenditures since our incorporation.


SUBSIDIARIES

We do not have any subsidiaries.

PATENTS AND TRADEMARKS

We do not own, either legally or beneficially, any patents or trademarks.

RISK FACTORS

An investment in our common  stock  involves  a high degree of risk. You should carefully consider the risks described below and the other information in this annual report before investing in our common stock.  If any of the following risks occur, our business, operating results and financial condition could  be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS MAY FAIL.

Our business plan calls for ongoing expenses in connection with the marketing and sales of Vitamin C shower heads and accessories.  We have not generated any revenue from operations to date.

We anticipate that additional funding will be needed for general administrative expenses and marketing costs.  In order to expand our business operations, we anticipate that we will have to raise additional funding.  If we are not able to raise the funds necessary to fund our business expansion objectives, we may have to delay the implementation of our business plan.

We do not currently have any arrangements for financing.  Obtaining additional funding will be subject to a number of factors, including general market conditions, investor acceptance of our business plan and initial results from our business operations.  These factors may impact the timing, amount, terms or conditions of additional financing available to us. The most likely source of future funds presently available to us is through the sale of additional shares of common stock.

BECAUSE WE HAVE NOT YET COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We were incorporated on August 25, 2005 and to date have been involved primarily in organizational activities. We have not earned revenues as of the date of this prospectus.  Accordingly, you cannot evaluate our business, and therefore our future prospects, due to a lack of operating history. To date,

our business development activities have consisted solely of negotiating and executing a marketing and sales distribution agreement with Everise Water

Technology Ltd., our supplier based in Hong Kong, and conducting initial marketing activities.

Potential investors should be aware of the difficulties normally encountered by development stage companies and the high rate of failure of such enterprises.

WE NEED TO CONTINUE AS A GOING CONCERN IF OUR BUSINESS IS TO SUCCEED.

Our business condition, as indicated in our independent accountant's audit report to our financial statements raises substantial doubt as to our continuance as a going concern.  To date, we have completed only part of our business plan and we can provide no assurance that we will be able to generate enough revenue from our business in order to achieve profitability.  It is not possible at this time for us to predict with assurance the potential success of our business.

ANY ADDITIONAL FUNDING WE ARRANGE THROUGH THE SALE OF OUR COMMON STOCK WILL RESULT IN DILUTION TO EXISTING SHAREHOLDERS.

We must raise additional capital in order for our business plan to succeed. Our most likely source of additional capital will be through the sale of additional shares of common stock. Such stock issuances will cause stockholders' interests in our company to be diluted. Such dilution will negatively affect the value of an investor's shares.

OUR GROWTH MAY SUFFER IF AN ECONOMIC DOWNTURN IN OUR MAJOR MARKET INHIBITS PEOPLE FROM SPENDING THEIR DISPOSABLE INCOME ON HEALTH CARE PRODUCTS.


Our growth depends significantly on continued economic growth in the health care sector in North America where we intend to distribute the Vitamin C shower heads. Because the shower heads are paid directly by the consumer out of disposable income and are not subject to reimbursement by third-party payers such as health insurance organizations, an economic downturn in the North

American market could have an adverse effect on the sales and profitability of our products.

PRODUCT LIABILITY LAWSUITS COULD DIVERT OUR RESOURCES, RESULT IN SUBSTANTIAL LIABILITIES AND REDUCE THE COMMERCIAL POTENTIAL OF OUR PRODUCTS.

Our business exposes us to the risk of product liability claims that are inherent to the development, clinical testing and marketing of skin health products. These lawsuits may divert our management from pursuing our business strategy and may be costly to defend. In addition, if we are held liable in any of these lawsuits, we may incur substantial liabilities and may be forced to limit or forgo further commercialization of those products.

WE OPERATE IN A HIGHLY COMPETITIVE INDUSTRY. OUR FAILURE TO COMPETE EFFECTIVELY COULD ADVERSELY AFFECT OUR SALES AND GROWTH PROSPECTS.

The U.S. vitamin supplements and health product retail industry is a large and highly fragmented industry. We compete primarily against other specialty distributors and retailers, supermarkets, drugstores, mass merchants, multi-

level marketing organizations and mail order companies. This market is highly sensitive to the introduction of new products, which may rapidly capture a significant share of the market. Increased competition from companies that distribute through retail or wholesale channels could have a material adverse effect on our financial condition and results of operations.

Our competitors may have significantly greater financial, technical and marketing resources than we do. In addition, our competitors may be more effective and efficient in introducing new products. We may not be able to compete effectively, and any of the factors listed above may cause price reductions, reduced margins and losses of our market share.

WE SOURCE SHOWER HEAD PRODUCTS FROM HONG KONG AND ARE EXPOSED TO RISKS ASSOCIATED WITH DOING BUSINESS GLOBALLY.

We are subject to risks associated with changes in political, economic and social environments, local labor conditions, changes in laws, regulations and policies of foreign governments, as well as Canadian laws affecting activities of Canadian companies abroad, including tax laws and enforcement of contract and intellectual property rights. Many of these risks are beyond our control.

Exchange rate fluctuations may increase the cost of sourced products and reduce our margins and profitability.

CHANGES IN REGULATORY STANDARDS FOR WATER USING APPLIANCES COULD NEGATIVELY IMPACT OUR BUSINESS SALES AND LIMIT OUR ABILITY TO DEVELOP AND MARKET OUR

PRODUCTS.

New regulatory initiatives could restrict our ability to develop new products.

There is no assurance that our future products will satisfy the rules and standards governing our industry, or that our existing rules and standards will not be changed in ways that negatively affect the sales of our products.

Furthermore, any future rule changes could further impair our ability to differentiate our products from our competitors resulting in reduced sales and profitability.

BECAUSE WE RELY UPON ONE SUPPLIER FOR THE VITAMIN SHOWER HEAD PRODUCTS WE INTEND TO DISTRIBUTE, OUR BUSINESS WILL FAIL IF OUR SUPPLIER TERMINATES ITS

RELATIONSHIP WITH US.

As a result of being totally dependent on a single supplier, Everise Water

Technology Ltd., that is located in Hong Kong, we may be subject to certain risks, including changes in regulatory requirements, tariffs and other barriers, increased pressure, timing and availability of export licenses,

foreign currency exchange fluctuations, the burden of complying with a variety of foreign laws and treaties, and uncertainties relative to regional, political and economic circumstances.  Our agreement with Everise Water Technology Ltd.

does not prevent it from supplying its shower head products to our competitors or directly to consumers.  If this company modified or terminated its association

with us for any other reason, we would suffer an interruption in our business unless and until we found a substitute for that supplier.  If we were unable to find a substitute for that supplier, our business would fail.  Everise Water

Technology Ltd. may cancel our marketing and sales distribution agreement upon

60 day's notice, without cause.

PURCHASER IS PURCHASING PENNY STOCK WHICH LIMITS THE ABILITY TO SELL THE STOCK.

The shares offered by this prospectus constitute penny stock under the Exchange

Act.  The shares will remain penny stock for the foreseeable  future.  "Penny stock" rules impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established  customers and accredited investors, that is, generally those with assets in excess of

$1,000,000  or annual  income exceeding $200,000 or  $300,000  together with a

spouse.   For transactions  covered  by  these  rules,  the  broker-dealer must make a special suitability determination for the purchase of such  securities and have received the  purchaser's  written  consent  to the transaction prior to  the  purchase. Additionally, for any transaction involving  a  penny stock,

unless exempt, the rules require the delivery, prior to the transaction, of a  disclosure schedule prescribed  by the Commission relating to the penny

stock market.   The  broker-dealer also must  disclose the commissions payable to both the broker-dealer and the  registered  representative  and  current quotations  for  the  securities. Finally, monthly statements  must be sent disclosing recent price information on the limited market in penny stocks.

Consequently,  the "penny stock" rules may restrict the ability of broker-dealers to sell our shares  of  common stock. The market price of our shares would likely suffer as a result.

FORWARD-LOOKING STATEMENTS

This  annual report contains forward-looking statements that involve  risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future,

intend and similar expressions to identify such forward-looking statements. You should not place too  much  reliance on these forward-looking statements. Our actual results are most likely to differ materially  from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the "Risk Factors" section and elsewhere in this annual report.


ITEM 2:  DESCRIPTION OF PROPERTY

We do not ownership or leasehold interest in any property.  Our president,  Mr. Bruce  Biles, provides us with office space and related office services free of charge.

ITEM 3:  LEGAL PROCEEDINGS

There are no legal proceedings pending or threatened against us.

ITEM 4:  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted during the fourth quarter of our fiscal year to a vote of security holders, through the solicitation of proxies or otherwise.

PART II

ITEM 5:  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our shares of common stock were quoted  on the OTC Bulletin Board on July 11,

2007.  However, during the fiscal year ended  August  31, 2007, no trades of our common stock occurred through the facilities of the OTC Bulletin Board.

The quotations on the OTC Bulletin Board reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

We had 32 shareholders of record as at the date of this annual report.

DIVIDENDS

There  are  no restrictions in our articles of incorporation  or  bylaws  that prevent us from declaring dividends.  The Nevada  Revised Statutes, however, do prohibit  us  from  declaring  dividends  where, after  giving  effect  to  the distribution of the dividend:

1.    we would not be able to pay our debts as they become due in the usual course of business; or

2.    our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

ITEM 6: MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We will rely upon the stability of the North American retail sales market for the success of our business plan.  Because our products are paid directly by the consumer out of disposable income, an economic downturn in the North

American market could have an adverse effect on the sales and profitability of our products.

Our plan of operation for the twelve months following the date of this prospectus is to enter into agreements with shower head and health product wholesale distributors and retail stores, providing for the sale of shower heads.

We intend to develop our retail network by initially focusing our marketing efforts on larger chain stores that sell various types of shower heads and vitamin supplements.  These businesses have a greater budget for in-stock inventory and tend to purchase a more diverse assortment of vitamin supplements and shower products. By mid-2008, we anticipate expanding our retail network to include small to medium size retail businesses whose businesses focus is limited to the sale of bathroom accessories.  Any relationship we arrange with retailers for the wholesale distribution of our shower heads will be non-exclusive.  Accordingly, we will compete with other vitamin supplement and shower head vendors for positioning our products in retail space.

Even if we are able to receive an order commitment, some larger chains will only pay cash on delivery and will not advance deposits against orders. Such a policy may place a financial burden on us and, as a result, we may not be able to deliver the order. Other retailers may only pay us 30 or 60 days after delivery, creating an additional financial burden.

We intend to retain one full-time sales person in the next six months, as well as an additional full-time sales person in the six months thereafter.  These individuals will be independent contractors compensated solely in the form of commission based upon shower head sales they arrange. We expect to pay each sales person 12% to 15% of the net profit we realize from such sales.

We therefore expect to incur the following costs in the next 12 months in connection with our business operations:

Marketing costs:                            $20,000

General administrative costs:               $10,000

Total:                                      $30,000

In addition, we anticipate spending an additional $10,000 on administrative fees. Total expenditures over the next 12 months are therefore expected to be

$40,000.

We do not have sufficient funds on hand to commence intended business operations and our cash reserves are not sufficient to meet our obligations for  the  next twelve-month period. As a result, we will need to seek

additional funding in the near  future.   We  currently  do not have a specific

plan of how we will obtain such funding; however, we anticipate  that additional  funding  will be in the form of equity financing from the sale of our common stock.

We may also seek to obtain short-term loans from our directors.  At  this  time,

we  cannot  provide investors  with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future equity financing.

If  we  are  unable  to raise the required financing,  we  will  be  delayed in conducting our business plan.

Our ability to generate sufficient cash to support our operations will be based upon our sales staff's ability to generate shower head sales.  We expect to accomplish this by securing a significant number of agreements with large and small retailers and by retaining suitable salespersons with experience in the retail sales sector.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED AUGUST 31, 2007

We did not earn any revenues during  the fiscal year ended August 31, 2007.  We have not fully implemented our sales and marketing  strategy for our showerhead products and can therefore provide no assurance that our business model and plan is economically feasible.

We  incurred operating expenses in the amount of $12,078  for  the  year  ended

February 28, 2007.  These operating expenses were comprised of bank charges and interest fees of $126, filing  and  transfer  agent fees of $11,598, management fees of $6,000, professional fees of $10,500 and travel and  promotional  costs of $120.

Our net loss in fiscal  2007 ($28,344) was higher than in fiscal 2006 ($12,078)

primarily due to the incurrence  of filing and  transfer  agent fees of $11,598

(2006 - $0), although there was an increase in professional fees ($4,348 in 2006 as compared to $10,500 in 2007).

We  have  not attained  profitable operations and are dependent upon obtaining financing to complete our proposed  business plan.  For these reasons, there is substantial doubt that we will be able to continue as a going concern.

ITEM 7:  FINANCIAL STATEMENTS

                               K-9 CONCEPTS, INC.

                         (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                AUGUST 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BALANCE SHEETS

STATEMENT OF OPERATIONS

STATEMENT OF CASH FLOWS

STATEMENT OF STOCKHOLDERS' DEFICIT

NOTES TO THE FINANCIAL STATEMENTS


 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Stockholders and Board of Directors

  of K-9 Concepts, Inc.

  (A Development Stage Company)

  We  have  audited  the  accompanying  balance  sheets of K-9 Concepts Inc. (a development stage company) as of August 31, 2007  and 2006 and the statements of operations, stockholders' deficit and cash flows for the year ended August

  31, 2007, the period from August 25, 2005 (inception)  through August 31,2006 and for the period from August 25, 2005 (inception) through  August 31, 2007.

  These   financial   statements   are  the  responsibility  of  the  Company's

  management.  Our responsibility is  to  express an opinion on these financial statements based on our audits.

  We  conducted  our audits in accordance with  the  standards  of  the  Public

  Company Accounting  Oversight Board (United States).  Those standards require that we plan and perform  an audit to obtain reasonable assurance whether the financial statements are free  of  material misstatement.  The company is not required to have, nor were we engaged  to  perform,  an audit of its internal control  over  financial  reporting.  Our  audit  included  consideration  of internal  control  over  financial  reporting as a basis for designing  audit procedures that are appropriate in the circumstances, but not for the purpose of  expressing  an opinion on the effectiveness  of  the  company's  internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes  examining,  on  a  test  basis,  evidence supporting the amounts and disclosures in the financial statements.  An  audit also includes assessing  the accounting principles used and significant estimates  made  by

  management,   as   well   as   evaluating  the  overall  financial  statement

  presentation.  We believe that our  audits provide a reasonable basis for our opinion.

  In our opinion, these financial statements  present  fairly,  in all material respects, the financial position of K-9 Concepts, Inc. as of August  31, 2007 and  2006  and the results of its operations and its cash flows for the  year ended August  31,  2007,  the period from August 25, 2005 (inception) through

  August 31,2006 and for the  period  from  August 25, 2005 (inception) through

  August 31, 2007 in conformity with accounting  principles  generally accepted in the United States of America.

  The  accompanying financial statements have been prepared assuming  that  the

  Company  will  continue  as  a  going concern.  As discussed in Note 1 to the financial statements, the Company  is in the development stage and has losses from operations since inception. These  factors raise substantial doubt about the Company's ability to continue as a going  concern.  Management's plans in this regard are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          DALE MATHESON CARR-HILTON LABONTE LLP

                                                          CHARTERED ACCOUNTANTS

  Vancouver, Canada

  November 5, 2007





K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

BALANCE SHEETS

(EXPRESSED IN US DOLLARS)


                               August       August

                               31,          31,

             ASSETS            2007         2006

CURRENT

ASSETS

 Cash                          $8,078       $16,826

 Account

 receivable                    $-           $96

Total Assets                    8,078        16,922

             LIABILITIES

CURRENT LIABILITES

 Accounts payable and

 accrued liabilities           $13,500      $-

Total liabilities              $13,500      $-

           STOCKHOLDERS'

         EQUITY (DEFICIT)

STOCKHOLDERS'

EQUITY

 Common stock (Note 3)

   Authorized

    75,000,000, par value

    $0.001 per share

   Issued and outstanding:

    6,400,000 common shares      6,400        6,400

    Additional paid in capital   19,600       19,600

    Donated capital (Note 4)     9,000        3,000

    Deficit                      (26,922)     (12,078)

TOTAL STOCKHOLDERS'

EQUITY (deficit)                 8,078        16,922

TOTAL LIABILITIES AND

STOCKHOLDERS'

EQUITY (deficit)                $8,078       $16,922

  The accompanying notes are an integral part of these financial statements.




K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF OPERATIONS

(EXPRESSED IN US DOLLARS)


                       August

                       25, 2005                  August 25,

                       (Date of       Year       2005 (Date

                       Inception      Ended      of Inception)

                       to August      August     to August 31,

                       31, 2006       31, 2007   2007

Bank charges           $224           $126       $350

Filing and transfer

agent fees              -              11,598     11,598

Management fees         3,000          6,000      9,000

Marketing               1,626          -          1,626

Professional fees       4,348          10,500     14,848

Travel and

entertainment           2,880          120        3,000

Loss for the period    $12,078        $28,344    $40,422

BASIC AND DILUTED

LOSS PER SHARE         $(0.00)        $(0.00)

WEIGHTED AVERAGE

NUMBER OF SHARES

  The accompanying notes are an integral part of these financial statements.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF STOCKHOLDER'S EQUITY

(EXPRESSED IN US DOLLARS)





                                                             (Deficit)

                                                             Accumulated

                                       Additional  Donated   During the

                                       Paid-in     Capital   Development

                    Number     Amount  Capital     (Note 5)  Stage       Total

Balance, August 25,

2005 (Date of

Inception)          $-         $-      $-          $-        $-           $-

Common stock issued

 for cash at

$0.001 per share

October 4, 2005      2,000,000  2,000   -           -         -           2,000

Common stock issued

for cash at

$0.001 per share

November 8, 2005     4,000,000  4,000   -           -         -           4,000

Common stock issued

for cash at

$0.05 per share

March 30, 2006       400,000    400    19,600       -         -          20,000

Donated services     -          -      -            3,000     -           3,000

Net loss             -          -      -            -         (12,078) (12,078)

Balance, August      6,400,000  6,400  19,600       3,000     (12,078)   16,922

31, 2006

Donated services     -          -      -            6,000     -           6,000

Net loss             -          -      -            -         (28,344) (28,344)

BALANCE, AUGUST 31,

2007                 6,400,000  6,400  19,600       9,000     (40,422)  (5,422)

  The accompanying notes are an integral part of these financial statements.




K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF CASH FLOWS

(EXPRESSED IN US DOLLARS)


                                    August 25,                  August

                                    2005 (Date of   Year        25, 2005

                                    Inception)      Ended       (Date of

                                    to August       August      Inception) to

                                    31, 2006        31, 2007    August 31, 2007

CASH FLOWS FROM OPERATING

ACTIVITIES

  Net loss                          $(12,078)       $(14,844)   $(26,922)

 Non-cash item:

  Donated services                   3,000           6,000       9,000

  Changes in non-cash

  operating working

  capital item:

   Other receivable                  (96)            96          -

   Accounts payable and accrued

   liabilities                       -               13,500      13,500

 Net cash (used in)

 operating activities                (9,174)         (8,748)     (17,922)

Cash Flows From Financing

Activities

 Issuance of common shares           26,000          -           26,000

Net cash provided by financing

activities                           26,000          -           26,000

Increase (decrease) in Cash          16,826          (8,748)     8,078

Cash, Beginning                      -               16,826      -

Cash, Ending                        $16,826         $8,078      $8,078

SUPPLEMENTAL DISCLOSURE OF CASH

FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:

        Interest                    $-              $-          $-

  The accompanying notes are an integral part of these financial statements.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007

(EXPRESSED IN US DOLLARS)

NOTE 1.    NATURE AND CONTINUANCE OF OPERATIONS

K-9 Concepts, Inc. ("the Company")  was  incorporated  under  the laws of the State of Nevada on August 25, 2005. The Company is in the business of marketing and distribution  items  to  the general public. The Company is considered to be a development stage company  and  has  not generated any significant revenues from operations since its inception.

The  accompanying  financial statements have been prepared  assuming  the

Company will continue  as  a  going  concern.  As of August 31, 2007, the

Company has a  working  capital  deficiency $5,422, has not  yet achieved profitable operations and has accumulated  a  deficit  of  $40,422  since inception. Its ability to continue as a going concern  is  dependent upon the  ability of the Company to obtain the necessary financing to meet its

obligations   and  pay  its  liabilities  arising  from  normal  business operations  when  they  come due. The  outcome of  these  matters  cannot be  predicted  with any certainty  at  this  time  and  raise substantial doubt that the Company  will be able to  continue  as  a  going  concern.

These  financial  statements  do  not  include   any  adjustments  to the

amounts  and  classification  of  assets  and  liabilities  that  may  be

necessary  should  the  Company  be  unable  to  continue  as   a   going

concern. Management believes that the Company has adequate funds to carry on operations for the upcoming fiscal year. Management intends to finance operating costs over the next twelve months with existing  cash  on  hand and loans from directors and or private placement of common stock.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These  financial  statements   have  been  prepared  in  accordance  with

generally accepted accounting principles  in the United States of America

("US GAAP") and are presented in United States dollars.

USE OF ESTIMATES

The  preparation  of  financial statements in  conformity  with  US  GAAP requires management to  make  estimates  and  assumptions that affect the reported amounts of assets and liabilities and  disclosure  of contingent assets and liabilities at the dates of the financial statements  and  the reported  amounts  of revenues and expenses during the reporting periods.

Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION

The Company's functional  currency  is  the Canadian dollar and reporting currency is the United States dollar. The Company has adopted SFAS No. 52

"Foreign Currency Translation" as of its  inception.  Monetary assets and liabilities  denominated in foreign currencies are translated  using  the exchange rate  prevailing  at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the  date  of  the  transaction. Average monthly rates  are  used  to translate revenues and expenses.  Gains  and  losses arising on translation  or  settlement  of  foreign  currency denominated transactions or balances are included in the determination of income. The

Company has not, to the date of these financial statements,  entered into

derivative   instruments   to  offset  the  impact  of  foreign  currency

fluctuations.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007

(EXPRESSED IN US DOLLARS)

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

The carrying value of cash,  accounts  payable  and  accrued  liabilities approximates their fair value because of the short-term maturity of these instruments. The Company's operations are in Canada and virtually  all of its  assets  and  liabilities  are giving rise to significant exposure to market risks from changes in foreign  currency  rates. The financial risk is the risk to the Company's operations that arise  from  fluctuations in foreign  exchange  rates  and  the  degree of volatility of these  rates.

Currently, the Company does not use derivative  instruments to reduce its exposure to foreign currency risk.

INCOME TAXES

The Company follows the liability method of accounting  for income taxes.

Under  this  method,  deferred  income  tax  assets  and liabilities  are recognized for the estimated tax consequences attributable to differences between  the  financial  statement  carrying values and their  respective

income tax basis (temporary differences).   The effect on deferred income

tax  assets and liabilities of a change in tax  rates  is  recognized  in income in the period that includes the enactment date. At August 31, 2007 a full  deferred  tax  asset valuation allowance has been provided and no deferred tax asset benefit has been recorded.

LOSS PER SHARE

In accordance with SFAS  No. 128 "Earnings Per Share", the basic loss per common  share  is computed by  dividing  net  loss  available  to  common stockholders by the weighted average number of common shares outstanding.

Diluted loss per  common  share  is  computed  similar  to basic loss per common  share  except  that the denominator is increased to  include  the number of additional common  shares  that  would have been outstanding if the potential common shares had been issued  and if the additional common shares were dilutive. At August 31, 2007, the  Company  had  no  dilutive stock  equivalents, accordingly diluted loss per share is equal to  basic loss per share.

RECENT ACCOUNTING PRONOUNCEMENT

In February  2007,  the  FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial  Liabilities".  This Statement permits entities  to  choose  to  measure  many  financial assets  and  financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No.

159 is effective for fiscal years beginning  after November 15, 2007. The

Company  is  currently  assessing  the  impact of SFAS  No.  159  on  its financial position and results of operations.

NOTE 3  COMMON STOCK

Authorized

75,000,000 common shares of stock with a  par  value of one tenth of one cent ($0.001) per share.

Issued

During the period from August 25, 2005 (inception)  to August 31, 2006,

the  Company issued 6,400,000 common shares for total cash  proceeds  of

$26,000.

The Company  has not adopted a stock option plan and has not granted any

stock  options.   Accordingly,  no  stock-based  compensation  has  been

recorded to date.


K-9 CONCEPTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007

NOTE 4  DONATED CAPITAL

The Company recognized  donated  services by directors of the Company for management fees in fiscal 2007, valued at $500 per month, totaling $6,000 for the period from September 1, 2006  to  August 31, 2007 and $3,000 for

the  period from March 1, 2006 to August 31,  2006.   These  transactions

were recorded at the exchange amount which is the amount agreed to by the related parties.

NOTE 5  INCOME TAXES

The following table summarizes the significant components of the Company's deferred tax assets:

------------------------------------------------------------------

                                                   2007      2006

------------------------------------------------------------------

 Deferred Tax Assets

   Non-capital losses carryforward            $  13,750 $   4,106

   Valuation allowance for deferred tax asset  (13,750)   (4,106)

 Net deferred tax assets                      $    -    $    -

-----------------------------------------------------------------

At August  31,  2007,   the   Company   has accumulated non-capital losses

totaling approximately  $40,000, which are  available  to  reduce  taxable

income  in future  taxation   years.  These losses  expire beginning 2026.

The potential benefit of those losses, if any, has not  been  recorded  in the financial statements as these losses are not likely to be realized.

ITEM  8:  CHANGES  IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 8A:  CONTROLS AND PROCEDURES

EVALUTION OF DISCLOSURE CONTROLS

We evaluated the effectiveness  of our disclosure controls and procedures as of the  end  of  the 2007 fiscal year.  This evaluation was conducted  with  the participation of  our  chief  executive  officer  and  our principal accounting officer.

Disclosure  controls  are  controls and other procedures that are designed to ensure that information that we are required to disclose in the reports we file pursuant  to  the  Securities  Exchange  Act of 1934  is  recorded,  processed,

summarized and reported.

LIMITATIONS ON THE EFFECTIVE OF CONTROLS

Our management does not expect that our disclosure controls  or our internal controls  over financial reporting will prevent all error and fraud. A control system, no matter how well conceived and operated, can provide only reasonable,

but no absolute, assurance that the  objectives  of  a control system are met.

Further, any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs. These limitations also include the realities that judgments in decision-making can be faulty and that breakdowns can occur  because of simple error or mistake. Additionally,

controls  can  be circumvented by  the  individual  acts  of  some persons, by collusion of two  or  more  people or by management override of a control.  A design  of  a  control  system  is  also based upon  certain assumptions  about potential future conditions; over time, controls may become inadequate because of  changes  in conditions, or the degree of compliance  with  the policies or procedures may  deteriorate.  Because  of  the  inherent limitations in a cost-

effective control system, misstatements due to error or fraud may occur and may not be detected.

CONCLUSIONS

Based  upon their evaluation of our controls, the chief executive officer  and principal  accounting  officer have concluded that, subject to the limitations noted  above,  the  disclosure  controls  are  effective  providing  reasonable assurance that material information relating to us is  made known to management on a timely basis during the period when our reports are being prepared. There were  no  changes  in  our  internal controls that occurred during  the quarter covered by this report that have  materially affected, or are reasonably likely to materially affect our internal controls.

PART III

ITEM 9:  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Name        Age         Position with RegistrantServed as a Director or Officer

Since

Albert  Au  42          President, C.E.O,        August 25, 2005

                        promoter and director

Jeanne Mok  36          Secretary, Treasurer,   August 25, 2005

                        principal accounting

                        officer, principal

                        financial officer and

                        director

The following describes the business experience of  the Company's directors and executive officers, including other directorships held in reporting companies:

MR. ALBERT AU has acted as our president, chief executive officer, secretary,

treasurer and as a director since our incorporation on August 25, 2005. For the past 20 years, Mr. Au has be involved in marketing and sales as well as in conducting Asian trade and investments. He has been involved in the import and export of toys, as well as household goods, between China and various key South

American markets such as Brazil, Chile and Argentina. He has also acted as a master country distributor for a large motorcycle/scooter manufacturer in China exporting to Argentina and Vietnam. In addition, Mr. Au was also previously the master distributor for Tsingtao Brewery for Vietnam. He is currently a Vice-

President for the Tiancheng Group, a large investment holding company and merchant bank under the CITIC Group. In that capacity, he is involved in the oversight of investments undertaken by Tiancheng in the Canadian market.

Mr. Au devotes 20% of his business time to our affairs.  He  is responsible for managing  the  implementation  of  our  marketing  strategy for the shower head products.

MS. JEANNE MOK has acted as our director since August 25, 2005.  After graduating from England's Polam Hall School in 1990, where she majored in the fields of education and musical studies, Ms. Mok was employed as a teacher from

1991 to 1995 in Hong Kong's York English Kindergarten.  Since 1995, she has

owned and operated Famous Pet City, a Hong Kong-based distributor of pet products.

Ms. Mok devotes 10% of his business time to our affairs. She is responsible for overseeing our day to day affairs, including all administrative aspects.  Along with Mr. Au, she is responsible for implementing our marketing and distribution strategies.

All directors are elected annually by our shareholders and hold office until the next Annual General Meeting.  Each officer holds office at the pleasure of the board of directors.  No director or officer has any family relationship with any other director or officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports  of  ownership and changes in ownership with the

Securities and Exchange Commission. Officers,  directors  and greater than 10%

shareholders are required by SEC regulation to furnish us with  copies  of  all

Section 16(a) forms they file.  Based on our review of the copies of such forms we received,  we  believe that during the fiscal year ended February 28, 2007 all such filing requirements applicable  to  our  officers  and  directors were complied with exception that reports were filed late by the following persons:

                               Number      Transactions Known Failures

                               Of  late    Not Timely   To File a

Name and principal position    Reports     Reported     Required Form

-------------------------------------------------------------------------------

Albert Au                      0           0           0

(President and director)

Jeanne Mok                     0           0           0

(Secretary, treasurer and director)

ITEM 10:  EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal year ended February 28, 2007.




        Annual Compensation            Long Term Compensation


                          Other        Restricted                  All

Name(1)                   Annual       Stock    Options/ LTIP      Other

& Title Year Salary Bonus Compensation Awarded  SARS(#) Payouts($) Compensation

Albert

Au,     2007 $0

    0     0            0        0       0          0

President

Jeanne

Mok,    2007 $0     0     0            0        0       0          0

Secretary

Treasuruer



ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL  OWNERS  AND  MANAGEMENT  AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock at February 28, 2007, by (i) each person known by us to be  the  beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and

(iv) by all of our directors  and  executive  officers as a group.  Each person named in the table, has sole voting and investment  power with respect to all shares shown as beneficially owned by such person and can  be  contacted at our executive office address.

TITLE OF    NAME AND ADDRESS      BENEFICIAL   PERCENT

CLASS       OF BENEFICIAL OWNER   OWNERSHIP    OF CLASS

COMMON      Albert Au              1,000,000   15.62%

STOCK       President, Chief

            Executive Officer

            and Director

            6250 King's Lynn Street

            Vancouver, BC V5E 3W1

COMMON      Jeanne Mok             1,000,000   15.62%

STOCK       Secretary, Treasurer

            Principal Accounting Officer

            and Director

            G/F, 233 Wong Chuk Wan

            Sai Kung, Hong Kong

COMMON      All officers and       2,000,000   31.24%

STOCK       directos as a group

            that consists

            Of shares two people

The percent of class is based on 8,230,000 shares of common  stock  issued and outstanding as of the date of this annual report.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None  of our directors or officers, nor any proposed nominee for election as a director,  nor any person who beneficially owns, directly or indirectly, shares carrying more than  10% of the voting rights attached to all of our outstanding shares, nor any promoter,  nor any  relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our  incorporation  or in any presently proposed transaction  which, in  either case, has or will materially affect us.

Our management is involved in  other business activities and may, in the future become  involved  in  other business opportunities.  If  a  specific  business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests.  In the event that a conflict of interest arises at a meeting of our directors, a director who has such a conflict will disclose his interest in a proposed transaction and will abstain from voting for or against the approval of such transaction.

ITEM 13:  EXHIBITS AND REPORTS

Exhibits

      3.1*  Articles of Incorporation

      3.2*  Bylaws

      10.1* Marketing and Sales Distribution Agreement

      31.1  Certification pursuant to Rule 13a-14(a) under the

            Securities Exchange Act of 1934

      31.2  Certification pursuant to Rule 13a-14(a) under the

            Securities Exchange Act of 1934

      32.1  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act

            of 2002

      32.2  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act

            of 2002

            *  filed as an exhibit to our registration statement on Form SB-2 dated January 3, 2007

Reports on Form 8-K

We did not file any reports on Form 8-K during the last quarter of fiscal 2007.

ITEM 14:  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Our   principal   accountants,  Dale  Matheson  Carr-Hilton  LaBonte, Chartered

Accountants, rendered invoices to us during the fiscal periods indicated for the following fees and services:

                        Fiscal year ended     Fiscal year ended

                        August 31, 2006       August 31, 2007

Audit fees              $5,000                $5,000

Audit-related fees       Nil                   Nil

Tax fees                 Nil                   Nil

All other fees           Nil                   Nil

Audit  fees consist  of  fees  related  to  professional  services  rendered in connection with the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports on Form 10-QSB.

Our policy is to pre-approve all audit and permissible  non-audit services performed  by  the  independent accountants. These services may include  audit services, audit-related services, tax  services  and other services.  Under our audit committee's  policy, pre-approval is generally  provided for particular services or categories  of  services, including planned services, project based services  and  routine consultations.  In addition, we  may  also  pre-approve particular services on a case-by-case basis.  We approved all services that our independent accountants provided to us in the past two fiscal years.

SIGNATURES

Pursuant to the requirements of Section 13 and 15 (d) of the Securities

Exchange Act of 1934, the Registrant  has  duly  caused  this  report to be signed on its behalf by the undersigned, thereunto duly authorized.

K-9 Concepts, Inc.

By      /s/ Albert Au

        Albert Au

        President, CEO & Director

        Date: November 16, 2007

In  accordance  with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ Albert Au__________

        Albert Au

        President, CEO & Director

        Date: November 16, 2007

By      /s/ Jeanne Mok___________

        Jeanne Mok

        Secretary and Director

        Date: November 16, 2007

=============================================================

AMENDMENT SIGNATURE

Resubmitted: December 1, 2015

Now Called Predictive Technology Group, Inc. (f.k.a Global Enterprises Group, Inc.)(f.k.a Global Housing Group, Inc.)

In accordance with the requirements of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: Merle Ferguson

/s/ Merle Ferguson

Chairman

December 1, 2015

==================================================================================================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  FORM 10-QSB/A

                                 (Amendment No. 1)

[ X ]Quarterly  Report  pursuant  to  Section  13  or  15(d)  of the Securities

     Exchange Act of 1934

      For the period ended November 3, 2007

[   ]Transition Report pursuant to 13 or 15(d) of the Securities  Exchange  Act of 1934

      For the transition period           to

            Commission File Number   333-139773

                               K-9 Concepts, Inc.

               ___________________________________________________

           (Exact  name  of  Small Business Issuer as specified in its charter)

             Nevada                                       Pending

(State or other jurisdiction of               (IRS Employer Identification No.)

incorporation or organization)

Rm 933, Block C, Harbourfront Horizon

HungHom Bay, 8 Hung Luen Road, Kowloon

-

(Address of principal executive offices)                  (Postal or Zip Code)

Issuer's telephone number, including area code:              852-6622-3666

                                      N/A

         (Former  name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1)  filed all reports required to be filed by Section

13 or 15(d) of the Securities Exchange  Act of  1934  during  the  preceding 12 months  (or  for  such shorter period that the issuer was required to file such reports), and (2) has  been subject to such filing requirements for the past 90 days

Yes  [ X ]   No  [   ]

Indicate by check mark whether the registrant is a shell company (as defined in

Rule 12b-2 of the Exchange Act).    Yes  [ ]   No  [ X  ]

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 19,200,000 shares of common stock with par value of $0.001 per share outstanding as of January 14, 2008.

EXPLANATORY REASON FOR AMEMENDMENT:

The Company has never been a "Shell" status and the box was checked wrongly. The Box "NO" is now properly checked.

                               K-9 CONCEPTS, INC.

                         (A development stage Company)

                              FINANCIAL STATEMENTS

                               NOVEMBER 30, 2007

                                 (Unaudited)

K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

BALANCE SHEETS

(EXPRESSED IN US DOLLARS)


                                             November      August

                                             30,           31,

             ASSETS                          2007          2007

                                             (Unaudited)   (Audited)

CURRENT ASSETS

 Cash                                        $95,561       $8,078

 Interest receivalbe (Note 2)                 2,526         -

 Note receivable (Note 2)                    400,000        -

Total Assets                                 498,0871       8,078

         STOCKHOLDERS'

            EQUITY

Current Liabilities

 Accounts receivable and accrued liabilities  14,650        13,500

 Due to related party (Note 3)                200,000       -

Total Current Liabilities                     214,650       13,500

STOCKHOLDERS' EQUITY

  Common stock (Note 4)

   Authorized 75,000,000, par value

   $0.001 per share

   Issued and outstanding:

   7,150,000 common shares                    7,150         6,400

    (August 31, 2007 -  6,400,000

    common shares Additional paid in capital  318,850       19,600

    Donated capital                           10,500        9,000

    Retained earnings (deficit)               (53,063)      (40,422)

TOTAL STOCKHOLDERS' EQUITY                    283,437       (5,422)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $498,087      $8,078

  The accompanying notes are an integral part of these financial statements.




K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF OPERATIONS

(EXPRESSED IN US DOLLARS)

(UNAUDITED)


                                  Three      Three      August 25,

                                  Months     Months     2005 (Date

                                  Ended      Ended      of Inception)

                                  November   November   to November

                                  30, 2006   30, 2007   30, 2007

Expenses

 Bank charges                     43         17         367

 Filing and transfer agent fees   -          6,150      17,748

 Interest received                -          (2,526)    (2,526)

 Management fees                  1,500      1,500      10,500

 Marketing                        -          -          1,626

 Professional fees                -          7,500      22,348

 Travel and entertainment         -          -          3,000

Net loss                         $1,543    $12,641     $53,063

Basic and diluted loss per

share                           $(0.00)    $(0.00)

Weighted average number of

shares outstanding               6,962,500  6,400.000

  The accompanying notes are an integral part of these financial statements.





K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

STATEMENT OF CASH FLOWS

(EXPRESSED IN US DOLLARS)

(UNAUDITED)


                                             August

                       Three      Three      25, 2005

                       Months     Months     (Date of

                       Ended      Ended      Inception) to

                       November   November   November

                       30, 2006   30, 2007   30, 2007

Cash Flows From

Operating Activities

 Net loss             $(1,543)   $(12,641)  $(53,063)

Non-cash item:

 Donated services      1,500      1,500      16,500

Changes in non-cash

operating working

capital items:

 Interest receivalbe   -          (2,526)    (2,526)

 Notes receivable      -          (400,000)  (400,000)

 Accounts Payable      -          1,150      14,650

 Due to related part   -          200,000    200,000

Net cash (used in)

operating activities   (43)       (212,517)  (224,439)

Cash Flows From

Financing Activities

 Issuance of common

 shares                -          300,000     320,000

 Net cash provided by

 financing activities  -          300,000     320,000

Increase (decrease)

in Cash                (43)       87,483      95,561

Cash, Beginning        16,826     8,078       -

Cash, Ending          $16,783    $95,561     $95,561

Supplemental disclosure

of cash flow information:

Cash paid during the period for:

 Interest             $-         $-          $-

 Income taxes         $-         $-          $-

  The accompanying notes are an integral part of these financial statements.


K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2007

(EXPRESSED IN US DOLLARS)

(UNAUDITED)

NOTE 1.

BASIS OF PRESENTATION

Unadiuted interim Financial Statements

The  accompanying  unaudited  interim  financial   statements  have  been

prepared in accordance with United States  generally accepted  accounting principles for interim financial information  and with  the  instructions pertaining to Form 10-QSB of  Regulation S-B.  They  may not  include all information and  footnotes  required  by United STates generally accepted accounting  principles for complete financial statements. However, except as  disclosed  herein,  there  have  been  no  material  changes  in  the information disclosed in the notes to  the  financial  statements for the year ended August 31, 2007, included in the Company's Form  10-KSB  filed with the  Securities and  Exchange  Commission.  These unaudited  interim

financial satements  should  be  read  in  conjunction   with the audited

financial statements included  in  the Form 10-KSB.  In  the  opinion  of

Management, all adjustments, considered necessary for fair  presentation,

consisting  solely  of  normal  recurring  adjustments, have  been  made.

Operating results for the three months ended  November  30, 2007  are not necessarily  indicative of the results that may  be expected for the year ending August 31, 2008.

NOTE 2.NOTES RECEIVABLE

On  October  30, 2007, the Company loaned $200,000 (Canadian $200,000) to

the Aussie Soles  Group  with  an  interest  rate  of    12%  per  annum,

calculated  and  payable  semi-annually.  The  note  is  unsecured and is repayable on demand. The note is repayable in Canadian funds.

On  November  21,  2007, the Company loaned $200,000 to the Aussie  Soles

Group with an interest  rate  of  12%  per  annum, calculated and payable semi-annually. The note is unsecured and is repayable on demand.

At November 30, 2007, the Company has accrued $2,526 in interest on these notes.

On October 31, 2007, the Company and the Aussie  Soles  Group  executed a letter  of  intent,  which expires January 31, 2008, whereby both parties agreed to negotiate exclusively regarding the proposed acquisition of the

Aussie Soles Group by  the Company. The Aussie Soles Group is involved in the design, production and global sales of Aussie SolesTM  foot wear.

NOTE 3.RELATED PARTY TRANSACTIONS

During the period ended  November  30, 2007 a director loaned the Company

$200,000 (Canadian $200,000). The loan  is  unsecured,  bears no interest and is repayable on demand. The loan is repayable in Canadian funds.

NOTE 4.COMMON STOCK

During  the  period  ended November 30, 2007, the Company issued  750,000

units  at $0.40 per unit  for  cash  proceeds  of  $300,000.   Each  unit

consists  of  one  share  of  the  Company's  common  stock and one stock purchase warrant.  Each warrant is exercisable into one  share  of common stock at an exercise price of $0.60 per share, for a period of two years.

On November 19, 2007, the Company received shareholder approval to  amend its  Articles  of Incorporation to effect a three (3) for one (1) forward stock split of its  authorized,  issued  and  outstanding common stock so that its issued and outstanding capital increases  from  6,400,000 shares to 19,200,000 shares and increase the post-split authorized  capital from

75,000,000  shares  to  100,000,000  shares, $0.001 par value per  share.

These  amendments became effective on December  21,  2007,  the  date  of filing with the Secretary of State of Nevada.

K-9 CONCEPTS, INC.

A DEVELOPMENT STAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2007

(UNAUDITED)

NOTE 5.SUBSEQUENT EVENTS

On  December   12,   2007,  the  Company  executed  a  Private  Placement

Subscription Agreement  where  the  Company issued 400,000 Units at $0.40 per unit for total proceeds of $160,000.  Each unit consists of one share

of  the  Company's  common  stock  and  one  warrant.   Each  warrant  is

exercisable  into  one  common  stock at an exercise price of  $0.60  per warrant, for a period of two years.

On  December  21,  2007  the  Company   filed   an  amended  Articles  of

Incorporation with the Secretary of State of Nevada to effect a three (3)

for one (1) forward stock split of its authorized, issued and outstanding common stock and to increase its authorized share  capital to 100,000,000 common shares with a par value of $0.001 (See note 4).

FORWARD-LOOKING STATEMENTS

This Form 10-QSB includes "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of

1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

All statements other than historical facts included in this Form, including without limitation, statements under "Plan of Operation", regarding our financial position, business strategy, and plans and objectives of management for the future operations, are forward-looking statements.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from our expectations include, but are not limited to,

market conditions, competition and the ability to successfully complete financing.

ITEM 2. PLAN OF OPERATION

The success of our business plan depends heavily on the strength of national and local new residential construction, home improvement and remodelling markets. Future downturns in new residential construction and home improvement activity may result in intense price competition among building materials suppliers, which may adversely affect our intended business.

The building products distribution industry is subject to cyclical market pressures and most impacted by changes in the demand for new homes and in general economic conditions that impact the level of home improvements. Our business success depends on anticipating changes in consumer preferences and on successful new product and process development and product re-launches in response to such changes. Consumer preferences for our products shift due to a variety of factors that affect discretionary spending, including changes in demographic and social trends and downturn in general economic conditions.

The building products distribution industry is extremely fragmented and competitive.  Our competition varies by product line, customer classification and geographic market.  The principal competitive factors in our industry are pricing and availability of product, service and delivery capabilities, ability to assist with problem-solving, customer relationships, geographic coverage and breadth of product offerings.  We compete with many local, regional and national building materials distributors and dealers.

Separate showers and baths have also become de rigueur in many households and increasingly a major component in the Personal Healthcare industry segment.

Showers have morphed into vertical spas and the use of multiple shower heads is also growing in popularity, often with multiple sprays for each head.

We are positioning ourselves to take advantage of current market and industry trends for the Personal Healthcare segment; including an increased emphasis on a personal health care lifestyle and an increased emphasis on spending time at home or "cocooning". Consumers in this industry segment wish to remain active and seek personal health care products to maintain a high quality of life.

These "baby boomers" typically have more discretionary income, which are more likely spent on home remodelling projects (including projects to improve their pools and spas).

We intend to develop our retail network by initially focusing our marketing efforts on larger chain stores that sell various types of shower heads, such as

Home Depot.  These businesses sell more shower heads, have a greater budget for in-stock inventory and tend to purchase a more diverse assortment of shower heads. In 2008, we anticipate expanding our retail network to include small to medium size retail businesses whose businesses focus is limited to the sale of bathroom accessories.  Any relationship we arrange with retailers for the wholesale distribution of our shower heads will be non-exclusive.  Accordingly,

we will compete with other shower head vendors for positioning of our products in retail space.

Even if we are able to receive an order commitment, some larger chains will only pay cash on delivery and will not advance deposits against orders. Such a policy may place a financial burden on us and, as a result, we may not be able to deliver the order. Other retailers may only pay us 30 or 60 days after delivery, creating an additional financial burden.

We are also continuing to review other potential  acquisitions of and sales and

distribution   arrangements  with  companies  involved  in  the wholesale   and

manufacturing sectors.  During the quarter, we entered into a standstill letter agreement with Aussie Soles, a company involved in the leisure footwear industry with a view to acquire the  licensing  rights and assets of such company. We are currently in the process of completing due  diligence investigations  of Aussie Soles  and  also investigating  various opportunities in the biotechnology  and alternative energy sectors.

We intend to retain one full-time sales person in the next six months, as well as an additional full-time sales person in the six months thereafter.  These individuals will be independent contractors compensated solely in the form of commission based upon bamboo flooring sales they arrange. We expect to pay each sales person 12% to 15% of the net profit we realize from such sales.

We therefore expect to incur the following costs in the next 12 months in connection with our business operations:

Marketing costs:                      $20,000

General administrative costs:         $10,000

Total:                                $30,000

In addition, we anticipate spending an additional $10,000 on administrative fees.  Total expenditures over the next 12 months are therefore expected to be

$40,000.

During the quarter, the Company announced that we are proceeding with the sale of up to $600,000 in the private placement of its securities at $0.40 per Unit.

Each Unit to consist of one share  of the Company's common stock and one common share purchase warrant (a "Warrant").  Each Warrant is exercisable  into one share of Common Stock  at an exercise price of US$0.60 per Warrant Share, for a period of two years. The private placement is intended to finance potential acquisition and working capital requirements, including administrative expenses and costs incurred in connection with our review of potential projects.

Although upon the completion of the private placement financing, we will have sufficient funds for any immediate working capital needs, additional funding may still be required in the form of equity financing from the sale of our common stock.  However, we do not have any arrangements in place for any future equity financing.

If we are unable to raise the required financing, we will be delayed in conducting our business plan.

Our ability to generate sufficient cash to support our operations will be based upon our sales staff's ability to generate sales.  We expect to accomplish this by securing a significant number of agreements with large and small retailers and by retaining suitable salespersons with experience in the retail sales sector.

RESULTS OF OPERATIONS FOR PERIOD ENDING NOVEMBER 30, 2007

We did not earn any revenues in the three-month period ended NOVEMBER 30, 2007.

During the same period, we incurred operating expenses of $12,641 consisting of filing and transfer agent fees of of $6,150, professional fees of $7,500,

management fees of $1,500, interest received of ($2,526) and bank charges of

$17.

At NOVEMBER 30, 2007, we had assets of $498,087 consisting of $95,561 in cash and $400,000 in notes receivable.  We had current accrued liabilities of

$14,650 as of NOVEMBER 30, 2007.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

ITEM 3 CONTROLS AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS

We evaluated the effectiveness of  our disclosure controls and procedures as of

NOVEMBER  30,  2007.  This evaluation was conducted  by Albert  Au,  our  chief executive officer and Jeanne Mok, our principal accounting officer.

Disclosure controls  are  controls  and  other  procedures that are designed to ensure that information that we are required to disclose in the reports we file pursuant  to  the  Securities  Exchange  Act  of  1934  is recorded, processed,

summarized and reported.

LIMITATIONS ON THE EFFECTIVE OF CONTROLS

Our  management  does  not expect that our disclosure controls or  our internal controls over financial reporting  will prevent all error and fraud.  A control system, no matter how well conceived and operated, can provide only reasonable,

but no absolute, assurance that the objectives of  a  control  system  are met.

Further, any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs. These limitations also include the  realities that judgments in decision-making can be faulty and that breakdowns can occur  because  of  simple error or mistake.  Additionally,

controls  can  be circumvented  by the individual  acts  of  some  persons,  by collusion of two or more people or by  management  override  of  a  control.  A design  of  a  control  system  is also  based  upon  certain assumptions about potential future conditions; over time, controls may become inadequate  because of  changes  in  conditions,  or  the degree of compliance with the policies or procedures may deteriorate.  Because of  the inherent  limitations  in  a cost-

effective control system, misstatements due to error or fraud may occur and may not be detected.

CONCLUSIONS

Based  upon  their evaluation  of  our controls, Albert Au, our chief executive officer and Jeanne Mok, our principal accounting  officer, have concluded that,

subject to the limitations noted above, the disclosure controls  are  effective providing reasonable assurance that material information relating to us is made known  to  management on  a timely basis during the period when our reports are being prepared.  There were  o  changes  in our internal controls that occurred during the quarter covered by this report that have materially affected, or are reasonably likely to materially affect our internal controls.

PART II- OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding.Management is not aware of any threatened litigation, claims or assessments.

ITEM 2. CHANGES IN SECURITIES

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During  the quarter ended November 30, 2007 the Company's directors and a majority of its shareholders approved a stock split of the Company's authorized and issued common stock such that every one of the Company's common stock be forward split for three post split common shares of the Company and to inccrease the post split authorized common share capital of the Company to

100,000,000 common shares with a par value of $0.001.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS AND REPORT ON FORM 8-K

31.1  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.1  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Reports on Form 8-K

During  and  subsequent to the quarter ended November  30  2007,  we filed  the following current report on Form 8-K:

   1.   On November 28, 2007, we announced that we were proceeding with a private placement of up to 1,500,000 pre-split units of our common stock for total proceeds of $600,000.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 14, 2008

K-9 Concepts, Inc.

/s/ Albert Au

------------------------------

Albert Au, President

=============================================================

AMENDMENT SIGNATURE

Resubmitted: December 1, 2015

Now Called Predictive Technology Group, Inc. (f.k.a Global Enterprises Group, Inc.)(f.k.a Global Housing Group, Inc.)

In accordance with the requirements of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: Merle Ferguson

/s/ Merle Ferguson

Chairman

December 1, 2015

================================================================================================================================

FORM 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE TECHNOLOGY GROUP, INC.

Date:  December 1, 2015

By: /s/ Merle Ferguson

_________________

Merle Ferguson

Chariman